                         THERMALTEC INTERNATIONAL, CORP.

                        1999 INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN


                             EFFECTIVE JULY 7, 1999

                                TABLE OF CONTENTS


                                                                         Page

 1.      Name and Purpose of Plan.........................................1

 2.      Definitions......................................................1

 3.      Administration...................................................5

 4.      Eligibility......................................................6

 5.      Allotment of Shares..............................................6

 6.      Effective Date and Term of Plan..................................6

 7.      Terms and Conditions of Options..................................7

 8.      Fair Market Value of Common Stock...............................11

 9.      Rights as a Stockholder.........................................11

10.      Forfeiture......................................................11

11.      Time of Granting Options........................................12

12.      Modification, Extension, Renewal of Option......................12

13.      Power of Board if Change of Control.............................12

14.       Amendment of Plan..............................................13

15.      Conditions Upon Issuance of Shares..............................13

16.      Taxes, Fees, Expenses and Withholding...........................14

17.      Notices.........................................................14

18.      No Enlargement of Employee Rights...............................14

19.      Information to Optionees........................................15

20.       Availability of Plan...........................................15

                                TABLE OF CONTENTS

                                                                       Page

21.      Invalid Provisions..............................................15

22.      Applicable Law..................................................15

23.      Board Action....................................................15

24.      Miscellaneous...................................................16

                         THERMALTEC INTERNATIONAL, CORP.

               1999 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN



1.       Name and Purpose of Plan

         The Plan will be known as The Thermaltec International, Corp.1999 Incentive and NonQualified Stock Option Plan. The purpose of the Plan is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Code) may be given an opportunity to purchase shares of the Common Stock. The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.       Definitions

         As used herein, the following definitions shall apply:

                  (a) "Affiliate" shall mean, whether now or hereafter existing, a person or entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company, except that, when used in connection with an Incentive Stock Option, "Affiliate" shall mean a Subsidiary.

                  (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (c) "Change of Control" shall mean the happening of an event (excluding a Public Offering) that shall be deemed to have occurred upon the earliest to occur of the following events:

                           (i) the date the stockholders of the Company (or the
Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or

                           (ii) the date the stockholders of the Company (or the
Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or

                           (iii) the date the stockholders of the Company (or
the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least fifty percent (50%) of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or

                           (iv) the date any entity, person or group (within the
meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than
(A) the Company, (B) any of its Subsidiaries, (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than fifty percent (50%) of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least twelve (12) months prior to the date of such approval, or

                           (v) the first day after the date of this Plan when
directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or

                           (vi) the date upon which the Board determines (in its
sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 3 of the Plan, if one is appointed.

                  (f) "Common Stock" shall mean the common stock of the Company, no par value per share.

                  (g) "Company" shall mean Thermaltec International, Corp., a Delaware corporation, and any successor in interest that agrees to assume and maintain the Plan.

                  (h) "Consultant" shall mean (i) any person associated with the Company who is engaged by the Company to render services and is compensated by the Company for such services, including but not limited to, an advisor or independent contractor; and (ii) any director of the Company whether or not compensated for such services in his capacity as a director.

                  (i) "Disability" or "Disabled" with respect to an Optionee shall mean the earlier of (i) when the Optionee is determined to be disabled within the meaning of any long-term disability policy or program sponsored by the Company covering the Optionee, as in effect as of the date of such determination; (ii) if no such policy or program shall be in effect, when the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months (the determination of whether an Optionee is Disabled pursuant to this clause (ii) shall be determined by the Board, whose determination shall be conclusive); (iii) if an Optionee is bound by the terms of an employment agreement between the Optionee and the Company, whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and (iv) an Optionee bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he or she would be determined to be disabled under his or her employment agreement.

                  (j) "Employee" shall mean any person, including but not limited to, officers and directors, employed by the Company or any Subsidiary of the Company. The payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" shall mean, as of any date, the fair market value of a share of Common Stock as determined pursuant to Section 8 hereof.

                  (m) "Incentive Stock Option" shall mean any Option that is intended to be and is designated as an Incentive Stock Option within the meaning of Section 422 of the Code.

                  (n) "Non-Qualified Stock Option" shall mean any Option that is not intended to qualify as an Incentive Stock Option.

                  (o) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option as the case may be, granted pursuant to the Plan.

                  (p) "Option Agreement" shall mean the written agreement by and between the Company and an Optionee under which the Optionee may purchase Shares pursuant to the exercise of an Option.

                  (q) "Optionee" shall mean any Employee or Consultant to whom an Option is granted.

                  (r) "Plan" shall mean this The Thermaltec International, Corp. 1999 Incentive and Non-Qualified Stock Option Plan, as amended from time to time.

                  (s) "Public Offering" shall mean the consummation of a firm commitment underwritten public offering of equity securities of the Company registered under the Securities Act.

                  (t) "Sale of the Company" shall mean the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than fifty percent (50%) of the surviving entity's voting capital stock after such consolidation or merger.

                  (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (v) "Securities Broker" means a registered securities broker acceptable to the Committee who agrees to effect the cashless exercise of an Option.

                  (w) "Share" or "Shares" shall mean a share or shares of Common Stock.

                  (x) "Stock Purchase and Restriction Agreement" shall mean an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee may be required to execute as a condition of purchasing Shares upon the exercise of an Option.

                  (y) "Subsidiary" shall mean, whether now or hereafter existing, a subsidiary or parent corporation of the Company as such term is defined in Sections 424(e), (f) and (g) of the Code.

3.       Administration

         The Plan shall be administered by a Committee consisting of not less than two (2) members (the "Committee"). Until such time as the Company's directors, officers and principal stockholders are subject to the reporting requirements of Section 16 of the Exchange Act, one member of the Committee shall be the President of the Company and the other members of the Committee shall be appointed from time to time by the Board from among its members. If at any time the Company's directors, officers and principal stockholders become subject to the reporting requirements of Section 16 of the Exchange Act, the members of the Committee shall consist solely of non-employee directors. The Committee shall have the power in its sole discretion:

                  (a) to select the Optionees to whom Options may from time to time be granted;

                  (b) to determine the Fair Market Value of the Common Stock based upon a review of the relevant information and in accordance with the terms and provisions of the Plan;

                  (c) to determine the number of Shares underlying, exercise price and other terms and provisions of each Option granted under the Plan, and the terms and provisions of each Option Agreement and each other agreement that in the sole discretion of the Committee may be required (all of which agreements need not be identical with the terms of other Options, Option Agreements or other agreements);

                  (d) to determine the circumstances under which the vesting or exercise date of an Option will be accelerated;

                  (e) to construe the provisions of the Plan, and to adopt, amend and rescind rules and regulations governing the administration of the Plan and to interpret any agreement entered into with respect to the grant or exercise of an Option;

                  (f) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the granting or exercise thereof;

                  (g) to terminate the Plan in the event of a Change of Control; and

                  (h) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

         All decisions, determinations and interpretations of the Committee pursuant to the provisions of the Plan shall be final and binding on all Optionees and any other holders of Options. All power and authority granted hereunder to the Committee may, at the discretion of the Board, be exercised by the Board. The members of the Board or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or any Option granted pursuant thereto.

4.       Eligibility

         (a) Options may be granted at any time and from time to time to any Employee or Consultant who shall be selected by the Committee. Any grant of Options may include or exclude any Employee or Consultant as the Committee shall determine in its sole discretion. Consultants who are not also Employees of the Company are eligible to be granted NonQualified Stock Options under the Plan but are not eligible to be granted Incentive Stock Options under the Plan.

         (b) The Plan will not confer upon any Optionee any right with respect to the continuation of any employment, consulting or any other relationship with the Company nor will it interfere in any way with such Optionee's right or the Company's right to terminate the Optionee's employment, consulting or other relationship with the Company at any time, whether with or without cause.

5.       Allotment of Shares

         Subject to the provisions of Section 7(h) of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Ten Million (10,000,000) Shares. The Shares may be authorized, but unissued or reacquired, Common Stock. Shares that, by reason of the expiration of an Option or otherwise, are no longer subject to purchase pursuant to an Option granted under the Plan may be re-optioned under the Plan.

6.       Effective Date and Term of Plan

         (a) The Plan shall become effective on the date that it is adopted by the Board; provided that it shall become limited to a non-qualified stock option plan if it is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may grant Options hereunder prior to approval of the Plan, or any material amendments thereto, by the holders of a majority of the Company's outstanding voting stock; provided that any and all Options so granted shall be converted into Non-Qualified Stock Options if the Plan, or a material amendment, is not approved by such stockholders within 365 days of its adoption or material amendment.

         (b) The Plan shall terminate on the tenth (10th) anniversary of its effective date, but the Board may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the Optionee, any of the rights or obligations of any Option theretofore granted under the Plan.

7.       Terms and Conditions of Options

         Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by an Option Agreement which shall state or incorporate by reference all other terms and conditions of the Plan including, without limitation, the following terms and conditions:

                  (a) Number of Shares. The Option Agreement shall state the number of Shares subject to the Option.

                  (b) Option Exercise Price. (i) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Incentive Stock Option shall be stated in the Option Agreement and shall not be less than the Fair Market Value per share of the Common Stock on the date such Option is granted, without regard to any restriction other than a restriction that by its terms will never lapse; provided, however, that any Incentive Stock Option granted under this Plan to an Employee who, at the time such Option is granted, owns more than ten percent (10%) of the current total combined voting power of all classes of the capital stock of the Company, shall have an exercise price per Share of not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Option is granted.

                           (ii) The per Share exercise price for the Shares to
be issued pursuant to the exercise of a Non-Qualified Stock Option shall be stated in the Option Agreement and shall be determined by the Committee but shall be at least $0.01 per Share.

                  (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of: (i) cash; (ii) check; (iii) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total Shares as to which the Option is exercised; (iv) delivery to the Company of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total Shares as to which the Option is exercised; (v) to the extent permitted under the Exchange Act, the delivery of a properly executed exercise notice together with irrevocable instructions to a Securities Broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; or (vi) such other consideration and method of payment as the Committee may from time to time determine. Optionees should be aware that any "cashless exercise" of an Incentive Stock Option may negate the tax treatment that is ordinarily afforded to the Incentive Stock Options for those Incentive Stock Options which are sold to affect the cashless exercise. The Company shall not provide tax advice to any Optionee, and shall not be liable for any taxes payable by an Optionee, with respect to an Option exercise or the sale of any Shares received upon the exercise of an Option. Optionees should consult their individual tax advisors prior to exercising any Option or selling any Shares received upon the exercise of an Option.

                  (d) Form of Option. The Option Agreement shall state whether the Option granted thereunder is intended to be an Incentive Stock Option or a Non-Qualified Stock Option and shall, subject to the terms of the Option Agreement, constitute a binding determination as to the form of Option granted hereunder.

                  (e) Vesting of Options. Subject to the provisions of the Plan and except to the extent that the Committee provides otherwise, each Option shall vest at a rate of twenty percent (20%) of the Shares subject to the Option per year (the total number of Shares so vested being the "Vested Amount") during the consecutive five (5) year period commencing on the date of grant. Options that are not vested may not be exercised.

                  (f) Exercise of Option. (i) Except as otherwise provided by the Committee, any Option granted hereunder shall be exercisable, in whole or in part, in accordance with the vesting schedule set forth in Section 7(e) above and shall be exercisable at such times and under such further conditions as may be determined by the Committee and set forth in the Option Agreement.

                           (ii) An Option shall be deemed to be exercised when
written notice of such exercise has been received by the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is being exercised has been received by the Company, accompanied by an executed Stock Purchase and Restriction Agreement (if required by the Committee or the terms of the Plan and/or Option Agreement) and any other agreements required by the Committee or the terms of the Plan and/or Option Agreement.

                           (iii) An Optionee shall have no right to vote or
receive dividends and shall have no other rights as a stockholder with respect to the Shares, notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares. No adjustment shall be made for a dividend or other right for which the record date is prior to the date a stock certificate with respect to the Shares is issued.

                           (iv) As soon as practicable after the proper exercise
of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company, or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                           (v) The exercise of an Option in any manner shall
result in a decrease in the number of Shares that thereafter may be available both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

                           (vi) Options may be exercised in any order elected by
the Optionee, whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

                  (g) Non-Transferability of Option. An Option by its terms shall not be transferable by the Optionee (including without limitation by sale, pledge, assignment or otherwise), otherwise than by will or by the laws of descent and distribution. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of his or her legal incapacity or Disability, by the legal guardian or representative of the Optionee.

                  (h) Adjustment in Event of Recapitalization of the Company.
(i) In the event of a reorganization, recapitalization, stock split, reverse stock split, or stock dividend, subject to any required action by the stockholders of the Company, the Board shall make such adjustment as it may deem equitably required, in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the Options then outstanding, and in the price per Share of the Common Stock covered by a then-outstanding Option. Except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class will affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of Common Stock subject to an Option.

                           (ii)  No fractional Shares shall be issuable on
account of any action taken pursuant to this subsection (h).

                  (i) Termination of Options.

                           (i)  Termination in General. Unless sooner terminated
as provided in the Plan, each Option shall be exercisable for the period of time that shall be determined by the Committee and set forth in the Option Agreement and shall be void and unexercisable thereafter.

                           (ii) Termination of Relationship with the Company.
Unless sooner terminated as provided in the Plan or in the applicable Option Agreement governing the Option, in the event of the termination of an Optionee's employment with the Company for any reason other than the death or Disability of the Optionee, such Optionee may, within three (3) months (or such other period of time as is determined by the Committee) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option up to the Vested Amount as of the date of termination provided that the Optionee was entitled to exercise the Option on the date of such termination. To the extent the Optionee was not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option will terminate.

                           Unless otherwise provided in the applicable Option
Agreement, a Non-Qualified Stock Option granted to a director or other Consultant shall not be affected solely due to the fact that the holder ceases, for whatever reason (other than death or Disability), to serve on the Board of Directors or to provide consulting services to the Company, as applicable.

                           (iii) Death or Disability. Unless sooner terminated
as provided in the Plan or in the applicable Option Agreement governing the Option, in the event of the termination of an Optionee's employment by the Company, his serving as a director of the Company, or his serving as any other Consultant to the Company, as a result of his death or Disability, the vesting of all Options held by such Optionee on the date of such termination due to Disability or death shall be accelerated and all Options held by such Optionee as of the date of such termination due to Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of such termination due to Disability or death. Such Options may be exercisable by the Optionee or his or her legal guardian or representative or, in the case of death, by his or her executor(s) or administrator(s); provided, however, if such disabled Optionee shall commence any employment or consulting engagement (including without limitation any service as a director) during such twelve (12) month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Committee, then all Options held by such Optionee that have not been exercised shall terminate immediately upon the commencement thereof.

                           (iv) Maximum Option Term. Notwithstanding anything to
the contrary contained herein, each Option shall expire ten (10) years from the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an Incentive Stock Option to an Optionee who owns Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its subsidiaries, such Option shall not be exercisable after the expiration of five (5) years from the date it is granted.

                           (v) Agreement to Terminate. Options may be terminated
at any time by agreement between the Company and the Optionee.

                  (j) Miscellaneous Provisions. No Optionee may have Incentive Stock Options which become exercisable for the first time in any calendar year (under all stock option plans of the Company and its subsidiary corporations) with an aggregate Fair Market Value (determined as of the time such Option is granted) in excess of One Hundred Thousand Dollars ($100,000).

8.       Fair Market Value of Common Stock

         The Fair Market Value of a Share of Common Stock, as of any date, shall be determined as follows:

                  (a) If the Shares of Common Stock are listed on a national or regional securities exchange or traded through NASDAQ/NMS, then the Fair Market Value of a share of Common Stock shall be the mean between the highest and lowest selling prices for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal or such other source as the Committee deems reliable, on the relevant valuation date, or if there is no trading on that date, the weighted average of the means between the highest and lowest sales upon the nearest date before and after the relevant valuation date, within a reasonable period.

                  (b) If the Shares of Common Stock are traded in the over-the-counter market, then the Fair Market Value of a share of Common Stock shall be the mean between the highest and lowest selling prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal or such other source as the Committee deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the NASD OTC Bulletin Board), or if there is no trading on such date, the weighted average of the means between the highest and lowest sales upon the nearest date before and after the relevant valuation date, within a reasonable period.

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

9.       Rights as a Stockholder

         An Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a stock certificate with respect to the Shares purchased upon such exercise of the Option has been issued to the Optionee.

10.      Forfeiture

         Notwithstanding any other provision of this Plan or the applicable Option Agreement, if an Optionee's employment, service as a director or consulting relationship with the Company (as the case may be) is terminated by the Company and the Board makes a determination that the Optionee (a) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of the Optionee's employment or consulting relationship, (b) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company,
(c) has made an unauthorized disclosure of trade secrets or confidential information of the Company, or (d) has breached a confidentiality agreement or non-competition agreement with the Company in any material respect, then, at the election of the Board, all unexercised Options held by the Optionee (whether or not then exercisable) shall immediately terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered stock certificates to the Optionee and the Company shall refund to the Optionee the exercise price paid to it upon exercise of the Option with respect to such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of stock certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

11.      Time of Granting Options

         The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination to grant the Option or such other date as is determined by the Committee. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

12.      Modification, Extension, Renewal of Option

         Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised); provided that no such Incentive Stock Option may be modified, extended or renewed if such action would cause such Option to cease to be an "incentive stock option" within the meaning of Section 422 of the Code.

13.      Power of Board if Change of Control

         Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting of all Options that have not vested as of the date of the Change of Control and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company: (a) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (b) to terminate this Plan and (i) to pay all Optionees cash with respect to those Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of the Company, or (ii) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (iii) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the

Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

14.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any Option issued hereunder; provided, that no such action of the Board, without the approval of the shareholders of the Company and, in the case of subparagraph (d), the holder of the Option, shall:

                  (a) materially increase the benefits accruing to Optionees under the Plan;

                  (b) increase the number of shares which may be issued under the Plan;

                  (c) materially modify the requirements as to eligibility for participation under the Plan; or

                  (d) alter or impair any right or obligation under any Option previously granted under the Plan.

15.      Conditions Upon Issuance of Shares

         (a) Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and the Shares issuable upon the exercise thereof.

         (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (c) As a condition to the exercise of an Option, the Committee may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

16.      Taxes, Fees, Expenses and Withholding

         (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of an Option and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

         (b) The granting of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition to the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

17.      Notices

         Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to the Optionee at the address given beneath the signature of the Optionee on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

18.      No Enlargement of Employee Rights

         This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee or Consultant, or to be consideration for or a condition of the employment or service of any Employee or Consultant as the case may be. Nothing contained in this Plan shall be deemed to give any Employee or Consultant the right to be retained in the employ or service of the Company, or to interfere with the right of the Company to discharge or retire any Employee or Consultant thereof at any time. No Employee or Consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee or Consultant, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

19.      Information to Optionees

         The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

20.       Availability of Plan

         A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown to any eligible person making reasonable inquiry concerning it.

21.      Invalid Provisions

         In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

22.      Applicable Law

         This Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

23.      Board Action

         Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (b) the Company's By-Laws (as the same may be amended/or restated from time to time), and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

24.      Miscellaneous

         This Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, as promulgated under Section 16 of the Exchange Act, such that Options granted pursuant to the Plan will be exempted from the provisions of Section 16(b) thereof. To the extent that any provision of the Plan would cause a conflict with such requirements, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.